DraftKings Reaches Agreement to Acquire Jackpocket for $750 Million

Transaction Expected to Drive $60 Million to $100 Million of Adjusted EBITDA in Fiscal Year 2026

BOSTON & NEW YORK – Feb. 15, 2024 — DraftKings Inc. (Nasdaq: DKNG) (“DraftKings” and the “Company”) today announced that it has reached an agreement to acquire Jackpocket, the leading lottery app* in the United States, for total consideration of approximately $750 million, with approximately 55 percent of the consideration payable in cash funded from the Company’s balance sheet with no capital raise required and approximately 45 percent of the consideration payable in the Company’s Class A common stock, subject to customary purchase price adjustments and the collar mechanism described below (the “Proposed Transaction”).

Jackpocket is the leading provider of digital lottery services in the U.S. with proprietary and highly-scalable technology, a strong brand, and an outstanding founder-led management team. The Proposed Transaction will enable DraftKings to access and grow into the massive U.S. lottery industry, but more importantly strengthen its position in Sportsbook and iGaming through higher customer lifetime value – based on demonstrated cross-sell capabilities – and an enhanced customer acquisition engine.

“We are very excited to enter the rapidly growing U.S. digital lottery vertical with our acquisition of Jackpocket,” said Jason Robins, Co-founder and CEO of DraftKings. “This transaction will create significant value for DraftKings not only by giving our customers another differentiated product to enjoy but also by improving our overall marketing efficiency similar to how our daily fantasy sports database created an advantage for DraftKings in OSB and iGaming.”

“Together with DraftKings, we will be able to bring tremendous value to our customer base as we advance our mission to create a more convenient, fun, and responsible way to take part in the lottery,” said Peter Sullivan, CEO of Jackpocket. “DraftKings’ broad footprint and exceptional mobile products present an opportunity to meaningfully expand the digital lottery vertical, and we could not be more excited to come together with DraftKings.”

Transaction Financial Impact

Conservatively assuming no additional OSB and iGaming legalization in the U.S., DraftKings expects the Proposed Transaction to drive $260 million to $340 million of incremental revenue and $60 million to $100 million of incremental Adjusted EBITDA in fiscal year 2026. On the same basis, assuming no additional OSB and iGaming legalization in the U.S., DraftKings expects the Proposed Transaction to drive $350 million to $450 million of incremental revenue and $100 million to $150 million of incremental Adjusted EBITDA in fiscal year 2028.

Details of the Transaction

Under the terms of the merger agreement entered into on February 11, 2024 (the “Merger Agreement”), Jackpocket stockholders will receive total consideration of approximately $750 million on a fully diluted basis, consisting of approximately $412.5 million in cash, subject to certain customary purchase price adjustments, and approximately $337.5 million in the Company’s Class A common stock, subject to the collar mechanism described below.

The stock consideration will be subject to a collar pursuant to which a variable number of shares of DraftKings’ Class A common stock will be issued to Jackpocket stockholders in order to deliver a value of approximately $337.5 million, so long as the 30-trading-day volume weighted average price of DraftKings’ Class A common stock as of the second trading day immediately preceding the closing of the Proposed Transaction (the “Closing Stock Price”) remains between $31.68 and $42.86. In the event that DraftKings’ Closing Stock Price is above $42.86 or below $31.68, Jackpocket stockholders will receive a fixed number of approximately 7,874,806 shares or approximately 10,654,149 shares, respectively, of DraftKings’ Class A common stock, representing approximately 2% of the outstanding shares of DraftKings’ Class A common stock.

The Merger Agreement and the Proposed Transaction have been approved by the Boards of Directors of each of DraftKings and Jackpocket, as well as Jackpocket’s stockholders.

The Proposed Transaction is subject to the receipt of required regulatory approvals and other customary closing conditions and is expected to close by the second half of 2024. Additional details and information about the terms and conditions of the Proposed Transaction are included in a Current Report on Form 8-K, filed by DraftKings with the Securities and Exchange Commission (the “SEC”).

DraftKings’ top priority is stewarding safe and responsible play. This core tenet aligns closely with Jackpocket as a fellow member of the National Council on Problem Gambling (“NCPG”). Jackpocket is certified for responsible gaming through NCPG’s assessment program (iCAP), and both DraftKings and Jackpocket provide tools and resources to encourage responsible gaming behavior, including spending and funding limits as well as self-exclusion. DraftKings believes the Proposed Transaction will enable the Company to safely and responsibly expand the lottery category, generating more revenue for states to fund important programs.

Advisors

Goldman Sachs & Co. LLC served as exclusive financial advisor to DraftKings, and Sullivan & Cromwell LLP served as legal counsel to DraftKings. The Raine Group served as exclusive financial advisor to Jackpocket, and Cooley LLP served as legal counsel to Jackpocket.

About DraftKings

DraftKings Inc. is a digital sports entertainment and gaming company created to be the Ultimate Host and fuel the competitive spirit of sports fans with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings’ mission is to make life more exciting by responsibly creating the world’s favorite real-money games and betting experiences. DraftKings Sportsbook is live with mobile and/or retail sports betting operations pursuant to regulations in 26 states and in Ontario, Canada. The Company operates iGaming pursuant to regulations in five states and in Ontario, Canada under its DraftKings brand and pursuant to regulations in three states under its Golden Nugget Online Gaming brand. DraftKings’ daily fantasy sports product is available in 44 states, certain Canadian provinces, and the United Kingdom. DraftKings is both an official daily fantasy and sports betting partner of the NFL, NHL, PGA TOUR, and UFC, as well as an official daily fantasy partner of NASCAR, an official sports betting partner of the NBA and an authorized gaming operator of MLB. In addition, DraftKings owns and operates both DraftKings Network and Vegas Sports Information Network (VSiN), to provide a multi-platform content ecosystem with original programming. DraftKings is committed to being a responsible steward of this new era in real-money gaming with a Company-wide focus on responsible gaming and corporate social responsibility.

About Jackpocket

Jackpocket is on a mission to create a more convenient, fun, and responsible way to participate in the lottery. The first licensed third-party lottery app in the United States, Jackpocket provides an easy, secure way to order official state lottery tickets. Jackpocket is currently available in Arizona, Arkansas, Colorado, Idaho, Massachusetts, Minnesota, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, Ohio, Oregon, Puerto Rico, Texas, Washington D.C., and West Virginia.

*Jackpocket was downloaded 9x more than its closest competitor in the digital lottery app category in fiscal year 2023 according to Sensor Tower estimates.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements about the Company, Jackpocket and their respective industries that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release, including statements regarding guidance, DraftKings’ and Jackpocket’s consummation of the Proposed Transaction and future results of operations or financial condition, strategic plans and focus, user growth and engagement, product initiatives, and the objectives and expectations of management for future operations (including launches in new jurisdictions and the expected timing thereof), are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “confident,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “plan,” “poised,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. DraftKings cautions you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. DraftKings has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends, including the current macroeconomic environment, that it believes may affect its and Jackpocket’s business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ and Jackpocket’s control and that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to, the outcome of any legal proceedings that may be instituted against DraftKings and Jackpocket following the announcement of the Merger Agreement and the Proposed Transaction; the inability to complete the Proposed Transaction, including due to failure to obtain the requisite approvals of applicable regulatory authorities or the failure to satisfy certain other conditions to closing in the Merger Agreement; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the Proposed Transaction to fail to close; the risk that the Proposed Transaction disrupts current plans or operations as a result of the announcement and consummation of the Proposed Transaction; the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition and the ability of DraftKings and Jackpocket to grow and manage growth and retain its key employees; costs related to the Proposed Transaction; DraftKings’ and Jackpocket’s abilities to execute their respective business plans and meet their respective projections; potential litigation involving DraftKings or Jackpocket; changes in applicable laws or regulations, particularly with respect to online gaming, digital lottery courier or similar businesses; general economic and market conditions impacting demand for DraftKings’ and Jackpocket’s products and services; economic and market conditions in the media, entertainment, gaming, lottery and software industries in the jurisdictions in which DraftKings and Jackpocket operate; global conditions and economic factors, as well as the potential impact of general economic conditions, including inflation, rising interest rates and instability in the banking system, on DraftKings’ and Jackpocket’s liquidity, operations and personnel, as well as the risks, uncertainties, and other factors described in “Risk Factors” in DraftKings’ filings with the SEC, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that DraftKings makes from time to time with the SEC. The forward-looking statements contained herein are based on the DraftKings management’s current expectations and beliefs and speak only as of the date hereof, and neither DraftKings nor Jackpocket makes any commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations, except as required by law.

Non-GAAP Financial Measures

This press release includes Adjusted EBITDA, which is a non-GAAP financial measure that DraftKings uses to supplement its results presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes Adjusted EBITDA is useful in evaluating its operating performance, similar to measures reported by its publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors and other interested parties in analyzing operating performance and prospects. Adjusted EBITDA is not intended to be a substitute for any GAAP financial measure, and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

DraftKings defines and calculates Adjusted EBITDA as net income (loss) before the impact of interest income or expense (net), income tax provision or benefit, and depreciation and amortization, and further adjusted for the following items: stock-based compensation; transaction-related costs; litigation, settlement and related costs; advocacy and other related legal expenses; gain or loss on remeasurement of warrant liabilities; and other non-recurring and nonoperating costs or income.

DraftKings includes non-GAAP financial measures because they are used by management to evaluate the Company’s core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. Adjusted EBITDA excludes certain expenses that are required in accordance with GAAP because they are non-recurring items (for example, in the case of transaction-related costs and advocacy and other related legal expenses), non-cash expenditures (for example, in the case of amortization of acquired intangible assets, depreciation and amortization, remeasurement of warrant liabilities and stock-based compensation), or non-operating items which are not related to the Company’s underlying business performance (for example, in the case of interest income and expense and litigation, settlement and related costs).

Information reconciling forward-looking fiscal year 2026 Adjusted EBITDA and fiscal year 2028 Adjusted EBITDA to its most directly comparable GAAP financial measure is unavailable to DraftKings without unreasonable effort due to, among other things, certain items required for such reconciliation being outside of DraftKings’ control and/or not being able to be reasonably predicted. Preparation of such reconciliation would require a forward-looking balance sheet, statement of income and statement of cash flow, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the Company without unreasonable effort. DraftKings provides a range for its Adjusted EBITDA forecast that it believes will be achieved; however, the Company cannot provide any assurance that it can predict all of the components of the Adjusted EBITDA calculation. DraftKings provides a forecast for Adjusted EBITDA because it believes that Adjusted EBITDA, when viewed with DraftKings’ results calculated in accordance with GAAP, provide useful information for the reasons noted above. However, Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income (loss), gross profit, or cash flow from operating activities or as an indicator of operating performance or liquidity.

Contacts

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